VARIABLE ANNUITY ACCOUNT C

Voya Retirement Insurance and Annuity Company

Multiple Sponsored Retirement Options

May 5, 2017 Supplement to May 1, 2017 Contract Prospectus and
Contract Prospectus Summary

St. John's Regional Health Center

The following is a negotiated provision concerning the early withdrawal charge applicable to the St. John’s Regional Health Center tax-deferred annuity plan.  (See “Fees – Early Withdrawal Charge” in the Contract Prospectus and the Contract Prospectus Summary):

You may withdraw up to 10% of your current account each year without incurring an early withdrawal charge.  This applies only to the first partial withdrawal in each calendar year.  The amount eligible will be determined using the account value on the date we receive the withdrawal request.  This provision is available to anyone up to age 70½ (instead of between the ages of 59½ and 70½).  Outstanding loan amounts on 403(b) accounts are not included in the account value for the purpose of calculating the eligible partial withdrawal.  This provision does not apply to full withdrawals or to partial withdrawals due to loan default.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company. One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

XCS.01107-17SJ	May 2017